NET EARNINGS PER SHARE (Details) - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Weighted average number of shares
For the computation of basic net earnings	16,269	14,542
Effect of dilution - share options	26	656
For the computation of diluted net earnings	16,295	15,198
Net loss
For the computation of basic net earnings	$ (7,055)	$ (76)
Effect of dilution - share options	(1,801)	(7,423)
For the computation of diluted net earnings	$ (8,856)	$ (7,499)